EXHIBIT 32.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the three month and six month periods ended June 30, 2003 (the "Report") by SmartServ Online, Inc. ("Registrant"), each of the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                                                  /S/  SEBASTIAN E. CASSETTA
                                                  --------------------------
                                                  Sebastian E. Cassetta
                                                  Chief Executive Officer
                                                  Dated: August 26, 2003



                                                  /S/  THOMAS W. HALLER
                                                  --------------------------
                                                  Thomas W. Haller
                                                  Sr. Vice President,
                                                  Chief Financial  Officer
                                                  & Treasurer Dated:
                                                  August 26, 2003

A signed original of this written statement required by Section 906 has been provided to SmartServ Online, Inc. and will be retained by SmartServ Online, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.